Exhibit 10.6

March 30, 2012

American General Life and Accident Insurance Company

c/o SunAmerica Financial Group, Inc.

458 N. American General Center

Nashville, Tennessee 37250

Attention:  Chief Financial Officer

American General Life and Accident Insurance Company

c/o SunAmerica Financial Group, Inc.

1999 Avenue of the Stars

Los Angeles, CA 90067

Attention:  General Counsel

Ladies and Gentlemen:

Reference is made to that certain Unconditional Capital Maintenance Agreement dated as of March 30, 2011 (the “Capital Maintenance Agreement”) by and between American International Group, Inc. and American General Life and Accident Insurance Company (the “Company”).  Capitalized terms, unless otherwise defined herein, shall have the meanings set forth in the Capital Maintenance Agreement.

Pursuant to paragraph 3 of the Capital Maintenance Agreement, the undersigned parties hereby agree that effective as of March 30, 2012, the Specified Minimum Percentage shall equal 435%.  Accordingly, Schedule 1 to the Capital Maintenance Agreement shall be restated as follows:

“The Specified Minimum Percentage shall equal 435% of the Company’s Company Action Level RBC.”

Yours sincerely,

AMERICAN INTERNATIONAL GROUP, INC.

By:	/s/ David L. Herzog
Name: David L. Herzog
Title: Executive Vice President and
Chief Financial Officer

Acknowledged and agreed:

AMERICAN GENERAL LIFE AND ACCIDENT

INSURANCE COMPANY

By:	/s/ Don W. Cummings
Name: Don W. Cummings
Title: Senior Vice President